SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): February 13, 2002


                          ANTHRACITE CAPITAL, INC.
             (Exact name of Registrant as Specified in Charter)


           Maryland                    001-13937               13-397-8906
-----------------------------     -------------------    ----------------------
(State or Other Jurisdiction          (Commission           (IRS Employer
of Incorporation)                     File Number)          Identification No.)


      345 Park Avenue, New York, NY                           10154
---------------------------------------                -----------------------
(Address of Principal Executive Offices)                    (Zip Code)


     Registrant's telephone number, including area code: (212) 409-3333


                                    N/A
-------------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS

         On February 13, 2002, Anthracite Capital, Inc. (the "Company") issued a press release reporting, among other things, net income for the quarter ended December 31, 2001. A copy of the press release is filed as an exhibit hereto and incorporated as a reference herein.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.


      99.1    Press Release issued by the Company, dated February 13, 2002.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ANTHRACITE CAPITAL, INC.


                                              By: /s/ Richard M. Shea
                                                  -----------------------
                                                 Name:  Richard M. Shea
                                                 Title: Chief Operating Officer
                                                        and Chief Financial
                                                        Officer

Dated:  February 13, 2002


                               EXHIBIT INDEX

  Designation   Description

     99.1       Press Release issued by the Company, dated February 13, 2002.